<COVER>



               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   March 24, 1998


                      Union Pacific Corporation
       (Exact Name of Registrant as Specified in Charter)


         Utah                1-6075            13-2626465
 (State or Other Jurisdiction         (Commission       (IRS Employer
             of Incorporation)           File Number) Identification No.)


 1717 Main Street, Suite 5900, Dallas, Texas                   75201
  (Address of Principal Executive Offices)                 (Zip Code)


 Registrant's telephone number, including area code (214) 743-5600


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 Item 5. Other Events.

     Attached as an Exhibit is the Press Release issued by Union Pacific
      Railroad Company on March 24, 1998, which is incorporated herein by reference.

 Item 7. Financial Statements and Exhibits.


     (c) Exhibits.

         99    Press Release dated March 24, 1998 announcing that Union
                Pacific Railroad will embargo most southbound traffic destined for the Laredo, TX gateway, effective Saturday, March 28, 1998, to clear the backlog of cars waiting to cross into Mexico.


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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 March 24, 1998


                             UNION PACIFIC CORPORATION


                             By:/S/    Carl W. von Bernuth
                                  ------------------------
                             Name:     Carl W. von Bernuth
                             Title: Senior Vice President, General
                                            Counsel & Secretary



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                             Exhibit Index
                             --------------


         Exhibit                  Description


         99             Press Release dated March 24, 1998 announcing
                         that Union Pacific Railroad will embargo most southbound traffic destined for the Laredo, TX gateway, effective Saturday, March 28, 1998, to clear the backlog of cars waiting to cross into Mexico.